TD WATERHOUSE PLUS FUNDS, INC.

MONEY MARKET PLUS PORTFOLIO

SUPPLEMENT DATED NOVEMBER 21, 2005
TO THE PROSPECTUS DATED DECEMBER 29, 2004,
AS SUPPLEMENTED THROUGH THE DATE HEREOF
(THE “PROSPECTUS”)

The following information updates the information in the Prospectus.

At a Special Meeting of the Board of Directors (the “Board”) of TD Waterhouse Plus Funds, Inc. (the “Company”) held on October 31, 2005, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the transfer of substantially all of the assets of the Money Market Plus Portfolio to the Money Market Portfolio, a series of TD Waterhouse Family of Funds, Inc., in exchange for Premium Class shares of the Money Market Portfolio having an aggregate net asset value equal to the value of the Money Market Plus Portfolio’s assets and the assumption by the Money Market Portfolio of the Money Market Plus Portfolio’s liabilities (the “Reorganization”). Premium Class shares of the Money Market Portfolio received by the Money Market Plus Portfolio in the Reorganization will be distributed by the Money Market Plus Portfolio to its shareholders in liquidation of the Money Market Plus Portfolio, after which the Money Market Plus Portfolio will cease operations.

The Plan of Reorganization will be submitted to shareholders for ratification and approval, and will only become effective upon such approval or ratification in accordance with the applicable requirements of Maryland law and the Investment Company Act of 1940.

Shareholders of record as of the close of business on December 9, 2005 will receive a Proxy Statement and Prospectus pertaining to the Reorganization.

Shareholders should retain this Supplement for future reference.